UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Opinion of Andrews Kurth LLP
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     As described in its final prospectus, dated January 23, 2007 and filed on January 25, 2007 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), Allis-Chalmers Energy Inc. (the “Company”) entered into an underwriting agreement on January 23, 2007 (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), sold by the Company at a price to the public of $17.65 per share ($16.7675 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 900,000 shares of the Company’s Common Stock to cover over-allotments, if any.
     In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On January 23, 2007, the Company announced, by means of a press release, that it had priced its public offering of 6,000,000 shares of Common Stock. The offering also includes 900,000 shares of Common Stock to be sold by the Company to cover over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
     In connection with the Common Stock offering described in Item 1.01 above, the Company is filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-139058).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement dated as of January 23, 2007 by and among Allis-Chalmers Energy Inc. and the Underwriter parties named therein.

5.1	Opinion of Andrews Kurth LLP.

Exhibit
Number	Description

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release dated January 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: January 25, 2007	By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated as of January 23, 2007 by and among Allis-Chalmers Energy Inc. and the Underwriter parties named therein.

5.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release dated January 23, 2007.